Summary Prospectus October 1, 2010
PNC Advantage Institutional Treasury Money Market Fund Institutional Shares – PAIXX Advisor Shares – PAYXX Service Shares – PAEXX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.pncfunds.com/Forms_Literature/Prospectuses/default.fs. You may also obtain this information at no additional cost by calling 1-800-364-4890 or by sending an e-mail request to pncfundfulfillment@pnc.com. The Fund’s Prospectus and Statement of Additional Information, both dated October 1, 2010, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks to provide high current income consistent with stability of principal while maintaining liquidity.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
		Institutional			Advisor			Service
		Shares			Shares			Shares
Management Fees		0.15%			0.15%			0.15%

Distribution (12b-1) Fees		None			None			None

Other Expenses		0.46%			0.56%			0.71%

Shareholder Servicing Fees	None		0.10%			0.25%

Other	0.46%		0.46%	[1]		0.46%	[1]

Acquired Fund Fees and Expenses[2]		0.02%			0.02%			0.02%

Total Annual Fund Operating Expenses[3]		0.63%			0.73%			0.88%

[1]	“Other Expenses” are based on estimated amounts for the current fiscal year.

[2]	“Acquired Fund” means any investment company in which the Fund invests or has invested during the period. The “Total Annual Fund Operating Expenses” will not correlate to the Fund’s ratio of expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include “Acquired Fund Fees and Expenses.”

[3]	Total Annual Fund Operating Expenses have been adjusted as necessary from amounts incurred during the most recent fiscal year to reflect current fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares, Advisor Shares and Service Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$64	$202	$351	$786

Advisor Shares	$75	$233	$406	$906

Service Shares	$90	$281	$488	$1,084

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests exclusively in short-term direct obligations of the U.S. Treasury, such as Treasury bills and notes, up to 20% of its net assets in repurchase agreements collateralized by short-term obligations of the U.S. Treasury and in other money market funds that invest exclusively in such obligations. The Fund will provide shareholders with at least 60 days’ written notice before it will adopt a policy that will permit the Fund to invest less than 100% of its net assets plus any borrowings for investment purposes in such securities.

In managing the Fund, the Adviser (as defined below) actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund’s risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less as determined under Rule 2a-7 of the Investment Company Act of 1940. The Fund maintains an average weighted maturity of 60 days or less and the Fund’s weighted average life will not exceed 120 days.

PRINCIPAL RISKS

Interest Rate Risk. The dividend yield paid by the Fund will vary with changes in short-term interest rates. For example, a Fund’s yield will tend to be lower when interest rates rise and higher when interest rates fall.

Stable NAV Risk. A Fund’s ability to maintain a $1.00 per share net asset value (“NAV”) at all times could be affected by a sharp rise in interest rates causing the value of a Fund’s investments and its share price to drop, a drop in interest rates that reduces the Fund’s yield or the downgrading or default of any of the Fund’s holdings. The Securities and Exchange Commission (“SEC”) recently adopted amendments to its rules relating to money market funds. Among other changes, the amendments impose more stringent average maturity limits, higher credit

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quality standards and new liquidity requirements on money market funds. While these amendments are designed to further reduce the risks associated with investments in money market funds, they also may reduce a money market fund’s yield potential.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE INFORMATION

There is no performance information for the Fund because it has not completed a full calendar year of investment operations as of the date of this Prospectus.

INVESTMENT ADVISER

PNC Capital Advisors, LLC (the “Adviser”) is the investment adviser to the Fund.

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains. However, this will not be the case if you are invested in the Fund through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

IMPORTANT ADDITIONAL INFORMATION

Purchase and Sale of Fund Shares

You may purchase or redeem (sell) Fund shares by phone, mail, or through a financial intermediary on each day that the New York Stock Exchange is open. Shares cannot be purchased on days when the Federal Reserve is closed.

By Phone or Wire: contact your financial intermediary or, if you hold your shares directly through the PNC Advantage Funds, you should contact the PNC Advantage Funds by phone at 1-800-364-4890.

By Mail: write to the PNC Advantage Funds c/o BNY Mellon Investment Servicing, P.O. Box 9795, Providence, Rhode Island 02940-9795.

Minimum Initial Investments:

•	In general, a Fund’s minimum initial investment is $3 million for Institutional, Advisor and Service Shares.

Minimum Subsequent Investments:

•	There is no minimum subsequent investment amount.

A Fund’s initial investment minimum may be reduced or waived in some cases.

Payments to Broker Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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PNC Advantage Funds
P.O. Box 9795
Providence, RI 02940-9795

ADV-SUM-TS-1010